UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VISA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VISA INC. P.O. BOX 193243
SAN FRANCISCO, CA 94119-3243
Your Vote Counts!
VISA INC.
2022 Annual Meeting
Vote by January 24, 2022 11:59 PM ET
D63343-P64281
You invested in VISA INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 25, 2022.
Get informed before you vote
View the Notice and Proxy Statement and our Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
January 25, 2022 8:30 AM PT
Virtually at: www.virtualshareholdermeeting.com/V2022
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
1. To elect the ten director nominees named in this proxy statement;
Nominees:
1a. Lloyd A. Carney 1b. Mary B. Cranston
1c. Francisco Javier Fernández-Carbajal 1d. Alfred F. Kelly, Jr.
1e. Ramon Laguarta 1f. John F. Lundgren 1g. Robert W. Matschullat 1h. Denise M. Morrison 1i. Linda J. Rendle 1j. Maynard G. Webb, Jr.
2. To approve, on an advisory basis, the compensation paid to our named executive officers; and
3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2022.
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
Board Recommends
For
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D63344-P64281